CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of September 30, 2020

Investments—Corporate Loans (105.4%)	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Fair Value
First Lien Debt (66.8%)
ACProducts, Inc. Term Loan, Tranche B	(3) (4) (5)	Building Products	LIBOR + 650	7.500%	8/18/2025	$1,481,250	$1,481,620
Aldevron LLC Term Loan, Tranche B	(3) (4) (5)	Biotechnology	LIBOR + 425	5.250%	10/12/2026	498,747	498,537
Alion Science and Technology Corporation Term Loan	(3) (4) (5)	Professional Services	LIBOR + 375	4.750%	7/23/2024	500,000	500,625
Allegro Microsystems, Inc. Term Loan, Tranche B	(3) (4) (5)	Software		4.750%	9/30/2027	500,000	496,250
Alorica, Inc. Term Loan, Tranche A1	(3) (4) (5)	IT Services	LIBOR + 325	3.250%	6/30/2021	1,522,836	1,255,960
American Physician Partners LLC Delayed Draw Term Loan	(2) (3) (4) (5)	Health Care Providers & Services	LIBOR + 650	7.500%	12/21/2021	428,872	411,331
American Physician Partners LLC Revolver	(2) (3) (4) (6)	Health Care Providers & Services		0.500%	12/21/2021	41,251	39,563
American Physician Partners LLC Revolver	(2) (3) (4) (5) (6)	Health Care Providers & Services	LIBOR + 650	7.500%	12/21/2021	146,253	140,271
American Physician Partners LLC Term Loan, Tranche A	(2) (3) (4) (5)	Health Care Providers & Services		7.750%	12/21/2021	2,272,363	2,179,424
Amerilife Holdings LLC Term Loan	(3) (4) (5)	Insurance	LIBOR + 400	4.160%	3/18/2027	498,750	491,269
Ancestry.com Operations, Inc. Term Loan, Tranche B	(3) (4) (5)	Health Care Providers & Services	LIBOR + 425	4.400%	8/27/2026	997,465	994,613
Anchor Hocking LLC Term Loan	(2) (5)	Containers & Packaging	LIBOR + 1175	12.750%	1/25/2024	1,605,800	1,538,035
Apptio, Inc. Revolver	(2) (3) (4) (6)	Software		0.500%	1/10/2025	177,515	178,088
Apptio, Inc. Term Loan	(2) (3) (4) (5)	Software	LIBOR + 725	8.250%	1/10/2025	2,665,555	2,674,159
ASP Navigate Acquisition Corporation Term Loan	(3) (4) (5)	Life Sciences Tools & Services		5.500%	10/6/2027	1,000,000	987,500
At Home Holding III Inc. Term Loan	(2) (3) (4) (5)	Specialty Retail	LIBOR + 900	10.000%	7/27/2022	1,795,950	1,763,973
Aveanna Healthcare LLC Term Loan	(3) (4) (5)	Health Care Providers & Services	LIBOR + 625	7.250%	3/18/2024	1,000,000	972,500
Aveanna Healthcare LLC Term Loan	(3) (4) (5)	Health Care Providers & Services	LIBOR + 425	5.250%	3/18/2024	1,000,000	940,250
Avenu Holdings LLC Term Loan	(2) (3) (4) (5)	Professional Services	LIBOR + 525	6.250%	9/28/2023	3,837,132	3,781,494
Banff Merger Sub, Inc. Term Loan, Tranche B	(3) (4) (5)	Software	LIBOR + 425	4.400%	10/2/2025	1,000,000	968,410
Barnes & Noble, Inc. Term Loan	(2) (3) (4) (5)	Specialty Retail		8.330%	8/7/2024	1,691,000	1,580,578
Blackboard, Inc. Term Loan, Tranche B5	(3) (4) (5)	Software	LIBOR + 600	7.000%	6/30/2024	997,481	967,247
Broadstreet Partners, Inc. Term Loan, Tranche B	(3) (4) (5)	Insurance	LIBOR + 375	4.750%	1/27/2027	498,750	492,515
Camelot U.S. Acquisition 1 Co. Term Loan, Tranche B	(3) (4) (5)	IT Services	LIBOR + 300	4.000%	10/30/2026	1,000,000	994,580
CEVA Logistics Finance B.V. Term Loan, Tranche B2	(3) (4) (5)	Air Freight & Logistics	LIBOR + 500	5.220%	8/4/2025	1,000,000	910,310
Chemical Computing Group Revolver	(2) (3) (4) (6)	Software		0.500%	8/30/2023	135,379	134,296
Chemical Computing Group Term Loan, Tranche A	(2) (3) (4) (5)	Software	LIBOR + 500	6.000%	8/30/2023	2,184,476	2,167,001
Corsair Components, Inc. Term Loan, Tranche B	(3) (4) (5)	Technology Hardware, Storage & Peripherals		5.250%	8/28/2024	1,000,000	990,000
Da Vinci Purchaser Corporation Term Loan	(3) (4) (5)	Health Care Providers & Services	LIBOR + 400	5.240%	1/8/2027	997,500	984,203
Dealer Tire LLC Term Loan, Tranche B	(3) (4) (5)	Auto Components	LIBOR + 425	4.400%	12/12/2025	498,744	486,275
Dealer Tire LLC Term Loan, Tranche B	(3) (4) (5)	Auto Components	LIBOR + 425	4.410%	12/12/2025	500,000	487,500
Deerfield Dakota Holding LLC Term Loan, Tranche B	(3) (4) (5)	Capital Markets	LIBOR + 375	4.750%	4/9/2027	1,496,250	1,485,342
Delta Airlines, Inc. Term Loan, Tranche B	(3) (4) (5)	Airlines	LIBOR + 375	4.750%	10/20/2027	1,000,000	1,006,610
Designer Brands Canada Inc. Term Loan	(2) (3) (4) (5)	Specialty Retail	LIBOR + 850	9.750%	8/7/2025	$227,300	$225,482
Designer Brands, Inc. Term Loan	(2) (3) (4) (5)	Specialty Retail	LIBOR + 850	9.750%	8/7/2025	2,045,700	2,029,334

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of September 30, 2020

Investments—Corporate Loans (105.4%)	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Fair Value
Diligent Corporation Delayed Draw Term Loan, Tranche B1	(2)(6)	Software		1.000%	8/4/2025	351,500	349,321
Diligent Corporation Revolver	(2)(6)	Software		0.500%	8/4/2025	112,729	112,031
Diligent Corporation Revolver	(2)(5)	Software	LIBOR + 625	7.250%	8/4/2025	4,470	4,443
Diligent Corporation Term Loan, Tranche B1	(2) (3) (4) (5)	Software	LIBOR + 625	7.250%	8/4/2025	1,450,764	1,441,769
DTI Holdco, Inc. Term Loan, Tranche B	(3) (4) (5)	Software	LIBOR + 475	5.750%	9/30/2023	3,875,564	3,374,492
EFS Cogen Holdings I LLC Term Loan, Tranche B	(3) (4) (5)	Electric Utilities	LIBOR + 350	4.500%	10/1/2027	1,000,000	995,750
Emerald TopCo, Inc. Term Loan	(3) (4) (5)	Diversified Financial Services	LIBOR + 350	3.760%	7/24/2026	997,481	958,210
Epicor Software Corporation Term Loan	(3) (4) (5)	Software	LIBOR + 425	5.250%	7/30/2027	1,000,000	997,640
Finastra USA, Inc. Term Loan	(3) (4) (5)	Software	LIBOR + 350	4.500%	6/13/2024	498,647	465,113
GI Revelation Acquisition LLC Term Loan	(3) (4) (5)	IT Services	LIBOR + 500	5.150%	4/16/2025	1,229,445	1,180,267
GlobalLogic Holdings, Inc. Term Loan, Tranche B2	(3) (4) (5)	Software	LIBOR + 375	4.500%	9/14/2027	500,000	495,000
Granite Holdings US Acquisition Co. Term Loan, Tranche B	(3) (4) (5)	Energy Equipment & Services	LIBOR + 525	5.470%	9/30/2026	997,481	942,620
Granite Holdings US Acquisition Co. Term Loan, Tranche B	(3) (4) (5)	Energy Equipment & Services	LIBOR + 525	6.320%	9/30/2026	1,000,000	945,000
GT Polaris, Inc. Term Loan, Tranche B	(3) (4) (5)	Software		5.000%	8/4/2027	500,000	495,780
iCIMS, Inc. Revolver	(2) (3) (4) (6)	Professional Services		0.500%	9/12/2024	187,735	186,214
iCIMS, Inc. Term Loan	(2) (3) (4) (5)	Professional Services	LIBOR + 650	7.500%	9/12/2024	£3,003,755	2,979,424
iCIMS, Inc. Term Loan, Tranche B	(2) (3) (4) (5)	Professional Services	LIBOR + 650	7.500%	9/12/2024	£75,928	75,313
Internap Corporation Term Loan	(2) (3) (4) (5) (7)	IT Services		4.000%	5/8/2025	£1,079,358	539,679
Internap Corporation Term Loan	(2) (3) (4) (5)	IT Services	LIBOR + 1,000	11.000%	5/8/2023	388,154	364,865
IQOR US, Inc. Delayed Draw Term Loan	(2) (3) (4) (5)	Professional Services		11.000%	12/10/2020	387,830	360,682
IQOR US, Inc. Term Loan, Tranche A1	(2) (3) (4) (5) (11)	Professional Services	LIBOR + 550	6.500%	4/1/2021	3,561,341	2,216,422
Janus International Group LLC Term Loan	(3) (4) (5)	Building Products		4.750%	2/12/2025	1,000,000	972,500
Jefferies Finance LLC Term Loan, Tranche B	(3) (4) (5)	Capital Markets		4.500%	9/30/2027	1,000,000	990,000
Lineage Logistics Holdings LLC Term Loan	(3) (4) (5)	Food & Staples Retailing	LIBOR + 300	4.000%	2/27/2025	1,000,000	984,690
Mailgun Technologies, Inc. Term Loan	(2) (3) (4) (5)	Software	LIBOR + 500	6.000%	3/26/2025	1,135,306	1,105,447
Mailgun Technologies, Inc. Term Loan	(2) (3) (4) (5)	Software	LIBOR + 500	6.000%	10/2/2025	46,528	45,305
McDermott Technology Americas, Inc. Term Loan	(2) (3) (4) (5)	Energy Equipment & Services	LIBOR + 300	3.150%	6/28/2024	31,174	26,810
Milano Acquisition Corporation Term Loan	(3) (4) (5)	Health Care Providers & Services	LIBOR + 400	4.750%	10/1/2027	1,000,000	987,500
Mileage Plus Holdings LLC Term Loan, Tranche B	(3) (4) (5)	Airlines	LIBOR + 525	6.250%	6/25/2027	2,500,000	2,538,900
Moneygram International, Inc. Term Loan, Tranche B	(3) (4) (5)	Consumer Finance	LIBOR + 600	7.000%	6/30/2023	246,875	240,395
Natel Engineering Company, Inc. Term Loan, Tranche B	(3) (4) (5)	Semiconductors & Semiconductor Equipment	LIBOR + 500	6.000%	4/30/2026	943,542	818,522
National Mentor Holdings, Inc. Term Loan, Tranche B	(3) (4) (5)	Health Care Providers & Services	LIBOR + 425	4.400%	3/9/2026	1,000,000	984,580
Navicure, Inc. Term Loan, Tranche B	(3) (4) (5)	Health Care Technology	LIBOR + 400	4.750%	10/22/2026	1,000,000	990,000
NES Global Talent Finance US LLC Term Loan, Tranche B	(3) (4) (5)	Energy Equipment & Services	LIBOR + 550	6.500%	5/11/2023	1,196,574	1,076,916
Netsmart Technologies, Inc. Term Loan, Tranche B	(3) (4) (5)	Health Care Technology	LIBOR + 400	4.750%	9/30/2027	1,000,000	995,250
NN, Inc. Term Loan, Tranche B	(3) (4) (5)	Machinery	LIBOR + 525	6.000%	10/19/2022	997,254	983,362

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of September 30, 2020

Investments—Corporate Loans (105.4%)	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Fair Value
Northland Cable Television, Inc. Initial Term Loan	(2) (3) (4) (5)	Media	LIBOR + 575	6.750%	10/1/2025	3,185,996	3,211,165
Northland Cable Television, Inc. Revolver	(2) (3) (4) (6)	Media		0.500%	10/1/2024	255,350	257,368
Northland Cable Television, Inc. Term Loan	(2) (3) (4) (5)	Media	LIBOR + 575	6.750%	10/1/2025	81,348	81,990
Omnitracs, Inc. Term Loan	(3) (4) (5)	Software	LIBOR + 425	4.400%	3/21/2025	500,000	495,940
Onvoy LLC Term Loan, Tranche B	(3) (4) (5)	Diversified Telecommunication Services	LIBOR + 450	5.500%	2/10/2024	498,708	475,334
Optiv Security, Inc. Term Loan	(3) (4) (5)	Software	LIBOR + 325	4.250%	2/1/2024	1,495,996	1,307,500
Pacific Gas & Electric Company Term Loan, Tranche B	(3) (4) (5)	Multi-Utilities	LIBOR + 450	5.500%	6/23/2025	997,500	975,884
Packaging Coordinators Midco, Inc. Term Loan	(3) (4) (5)	Containers & Packaging	LIBOR + 375	4.500%	9/25/2027	1,000,000	994,380
PetVet Care Centers LLC Delayed Draw Term Loan	(3) (4) (5)	Health Care Providers & Services	LIBOR + 425	5.250%	2/14/2025	498,741	497,494
Proampac PG Borrower LLC Term Loan	(3) (4) (5)	Containers & Packaging	LIBOR + 350	4.500%	11/20/2023	997,409	983,446
Radiate Holdco LLC Term Loan	(3) (4) (5)	Diversified Telecommunication Services	LIBOR + 300	3.750%	2/1/2024	1,000,000	982,190
Redwood Services Group LLC Delayed Draw Term Loan	(2) (3) (4) (5)	IT Services	LIBOR + 600	7.000%	6/6/2023	161,053	158,895
Redwood Services Group LLC Term Loan	(2) (3) (4) (5)	IT Services	LIBOR + 600	7.000%	6/6/2023	1,384,523	1,365,970
Refinitiv US Holdings, Inc. Term Loan	(3) (4) (5)	Professional Services	LIBOR + 325	3.400%	10/1/2025	992,424	981,617
Riveron Acquisition Holdings, Inc. Term Loan	(2) (3) (4) (5)	Professional Services	LIBOR + 575	6.750%	5/22/2025	1,551,846	1,553,397
Ryan Specialty Group LLC Term Loan	(3) (4) (5)	Insurance	LIBOR + 325	4.000%	9/1/2027	500,000	494,690
Sapphire Telecom, Inc. Revolver	(2) (3) (4) (5)	Wireless Telecommunication Services	LIBOR + 525	6.250%	11/20/2023	339,595	287,059
Sapphire Telecom, Inc. Revolver	(2) (3) (4) (5)	Wireless Telecommunication Services	LIBOR + 525	6.250%	11/20/2023	339,595	287,060
Sapphire Telecom, Inc. Term Loan	(2) (3) (4) (5)	Wireless Telecommunication Services	LIBOR + 525	6.250%	11/20/2025	4,190,850	3,542,526
Sophia, L.P. Term Loan	(3) (4) (5)	Software	LIBOR + 375	0.750%	10/7/2027	1,000,000	992,750
Sotera Health Holdings LLC Term Loan	(3) (4) (5)	Health Care Providers & Services	LIBOR + 450	5.500%	12/11/2026	500,000	497,500
Starwood Property Trust, Inc. Term Loan, Tranche B2	(3) (4) (5)	Real Estate Management & Development	LIBOR + 350	4.250%	7/26/2026	1,000,000	985,000
Tank Holding Corporation Revolver	(2) (3) (4) (6)	Containers & Packaging		0.500%	3/26/2024	10,185	10,185
Tank Holding Corporation Revolver	(2) (3) (4) (5)	Containers & Packaging	LIBOR + 400	4.150%	3/26/2024	926	926
The Leaders Romans Bidco Ltd. Delayed Draw Term Loan, Tranche C	(2) (3) (4) (6)	Real Estate Management & Development		1.690%	6/30/2024	98,036	136,936
The Leaders Romans Bidco Ltd. Delayed Draw Term Loan, Tranche C	(2) (3) (4) (5) (7)	Real Estate Management & Development	LIBOR + 950	10.250%	6/30/2024	727,816	1,016,616
The Leaders Romans Bidco Ltd. Term Loan, Tranche B	(2) (3) (4) (5) (7)	Real Estate Management & Development	LIBOR + 950	9.560%	6/30/2024	4,254,188	5,379,600
Trump Card LLC Revolver	(2) (3) (4) (6)	Air Freight & Logistics		0.500%	4/21/2022	95,307	92,857
Trump Card LLC Term Loan, Tranche A	(2) (3) (4) (5)	Air Freight & Logistics	LIBOR + 550	6.500%	4/21/2022	1,379,114	1,343,671
Tutor Perini Corporation Term Loan, Tranche B	(3) (4) (5)	Construction & Engineering	LIBOR + 475	5.750%	8/13/2027	1,000,000	985,000
Uber Technologies, Inc. Term Loan	(3) (4) (5)	Software	LIBOR + 400	5.000%	4/4/2025	1,000,000	990,890

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of September 30, 2020

Investments—Corporate Loans (105.4%)	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Fair Value
Ultimate Software Group, Inc. Term Loan, Tranche B	(3) (4) (5)	Software	LIBOR + 400	4.750%	5/4/2026	2,000,000	1,992,760
Urban One Entertainment SPV LLC Term Loan	(2) (7)	Media		11.000%	12/31/2022	3,326,923	3,326,923
Urban One Entertainment SPV LLC Term Loan	(2) (7)	Media		11.000%	12/31/2022	305,893	305,894
Urban One, Inc. Term Loan, Tranche B	(3) (4) (5)	Media	LIBOR + 400	5.000%	4/18/2023	230,715	192,878
Vertical Midco GmbH Term Loan, Tranche B	(3) (4) (5)	Metals & Mining	LIBOR + 425	4.570%	7/30/2027	1,000,000	990,540
Vungle, Inc. Term Loan, Tranche B	(3) (4) (5)	Interactive Media & Services	LIBOR + 550	5.650%	9/30/2026	1,000,000	990,000
Whitewater Whistler Holdings LLC Term Loan	(2) (5)	Oil, Gas & Consumable Fuels	LIBOR + 550	6.500%	6/30/2026	2,500,000	2,475,000
Windstream Services LLC Term Loan, Tranche B	(3) (4) (5)	Wireless Telecommunication Services	LIBOR + 625	7.250%	9/21/2027	500,000	482,710
YLG Holdings, Inc. Delayed Draw Term Loan	(2)(6)	Diversified Consumer Services		1.000%	11/1/2025	790,000	766,300
YLG Holdings, Inc. Term Loan	(2) (3) (4) (5)	Diversified Consumer Services	LIBOR + 625	7.250%	11/1/2025	1,210,000	1,173,700
Zelis Healthcare Corporation Term Loan, Tranche B	(3) (4) (5)	Software	LIBOR + 475	4.900%	9/30/2026	498,744	494,559
First Lien Debt Total (Cost of $118,523,774)							$115,625,464

Second Lien Debt (32.8%)
Aimbridge Acquisition Co., Inc. Term Loan	(2) (3) (4) (5)	Hotels, Restaurants & Leisure	LIBOR + 750	7.660%	2/1/2027	$1,712,000	$1,489,954
ARCO BPS Holdings Ltd. Term Loan, Mezzanine	(2) (3) (4) (5) (7)	Real Estate Management & Development	EURIBOR04 + 850	8.500%	2/26/2024	€1,876,304	2,199,873
Aretec Group, Inc. Term Loan	(3) (4) (5)	Capital Markets	LIBOR + 825	8.400%	10/1/2026	2,500,000	2,108,325
Brave Parent Holdings, Inc. Term Loan	(2) (5)	Software	LIBOR + 750	7.650%	4/17/2026	3,812,317	3,692,610
Comet Acquisition, Inc. Term Loan	(2) (3) (4) (5)	Health Care Providers & Services	LIBOR + 750	7.720%	10/26/2026	1,000,000	987,000
Drilling Info Holdings, Inc. Incremental Term Loan	(2) (5)	Energy Equipment & Services	LIBOR + 825	8.400%	7/30/2026	4,200,000	4,074,000
Ery North Tower OB Deck Member LLC Term Loan	(2) (5)	Real Estate Management & Development	LIBOR + 1,050	12.500%	12/20/2022	5,161,429	4,851,743
Fastlane Parent Company, Inc. Term Loan	(2) (3) (4) (5)	Automobiles	LIBOR + 875	8.900%	12/21/2026	2,500,000	2,293,750
Gruden Acquisition, Inc. Term Loan, Tranche B	(3) (4) (5)	Air Freight & Logistics	LIBOR + 850	9.500%	8/18/2023	5,000,000	4,487,500
Jazz Acquisition, Inc. Term Loan	(2) (3) (4) (5)	Aerospace & Defense	LIBOR + 800	8.150%	6/18/2027	3,100,000	2,284,080
Le Tote, Inc. Term Loan	(2) (5)	Specialty Retail	LIBOR + 875	10.250%	11/8/2024	1,502,649	1,439,688
Moneygram International, Inc. Term Loan	(2) (3) (4) (7)	Consumer Finance		13.000%	6/11/2024	5,196,281	4,845,532
Queensgate Gem UK Midco Ltd. Term Loan, Mezzanine	(2) (3) (4) (5)	Hotels, Restaurants & Leisure	GBP LIBOR + 975	9.820%	3/15/2022	£4,361,397	5,346,339
Quickbase, Inc. Term Loan	(2) (5)	Software	LIBOR + 800	8.150%	4/2/2027	1,200,000	1,164,360
Tank Holding Corporation Term Loan	(2) (3) (4) (5)	Containers & Packaging	LIBOR + 825	8.400%	3/26/2027	8,825,806	8,846,105
Ultimate Baked Goods Midco LLC Term Loan	(2) (3) (4) (5)	Food Products	LIBOR + 800	9.000%	8/9/2026	3,333,333	3,123,333
Vantage Specialty Chemicals, Inc. Term Loan	(3) (4) (5)	Chemicals	LIBOR + 825	9.250%	10/27/2025	1,662,357	1,258,205
WP CPP Holdings LLC Term Loan	(3) (4) (5)	Aerospace & Defense	LIBOR + 775	8.750%	4/30/2026	3,000,000	2,298,750
Second Lien Debt Total (Cost of $60,678,533)							$56,791,147

Unsecured (5.9%)

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of September 30, 2020

Investments—Corporate Loans (105.4%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Fair Value
Queensgate Gem UK Midco Ltd.	Term Loan	(2) (3) (4) (7)	Hotels, Restaurants & Leisure		13.750%	3/15/2022	£1,934,174	$2,296,099
Urban One, Inc.	Term Loan	(2)	Media		12.880%	12/31/2022	8,278,378	7,905,852
Unsecured Total (Cost of $10,722,341)								10,201,951
Corporate Loans Total (Cost of $189,924,649)								$182,618,562

Investments—Collateralized Loan Obligations (20.8%)		Footnotes	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Fair Value
AMMC CLO Ltd, Series 2014-14A	Class B2L1	(2) (3) (4) (5) (8)	LIBOR + 735	7.590%	7/25/2029	$1,500,000	$1,247,087
Apex Credit CLO Ltd., Series 2019-1A	Class D	(2) (3) (4) (5) (8)	LIBOR + 710	7.370%	4/18/2032	4,500,000	3,684,047
Bain Capital Credit CLO, Ltd., Series 2019-A	Class E	(2) (3) (4) (5) (8)	LIBOR + 748	7.740%	1/23/2033	2,000,000	1,875,352
Barings CLO Ltd., Series 2017-1A	Class F	(2) (5) (8)	LIBOR + 745	7.720%	7/18/2029	2,500,000	1,931,735
Benefit Street Partners CLO Ltd, Series 2015-VIA	Class DR	(2) (3) (4) (5) (8)	LIBOR + 652	6.790%	10/18/2029	2,250,000	1,812,125
BlueMountain CLO, Ltd., Series 2019-24A	Class D	(2) (3) (4) (5) (8)	LIBOR + 390	4.170%	4/20/2031	2,000,000	1,983,424
CIFC Funding Ltd., Series 2014-2RA	Class B2	(2) (3) (4) (5) (8)	LIBOR + 569	5.950%	4/24/2030	3,500,000	2,732,961
Dryden CLO Ltd., Series 2019-76A	Class E	(2) (3) (4) (5) (8)	LIBOR + 706	7.330%	10/20/2032	2,000,000	1,843,266
Dryden Senior Loan Fund, Series 2015-41A	Class ER	(2) (3) (4) (5) (8)	LIBOR + 530	5.580%	4/15/2031	1,265,000	1,037,593
KKR CLO Ltd., Series 10	Class ER	(2) (3) (4) (5) (8)	LIBOR + 650	6.750%	9/15/2029	3,000,000	2,526,633
LCM Ltd., Series 25X	Class C2	(2) (3) (4) (5)	LIBOR + 230	2.570%	7/20/2030	1,000,000	975,849
Long Point Park CLO Ltd., Series 2017-1A	Class D2	(2) (3) (4) (5) (8)	LIBOR + 560	5.870%	1/17/2030	3,000,000	2,618,121
Madison Park Funding Ltd., Series 2016-22A	Class CR	(2) (3) (4) (5) (8)	LIBOR + 200	2.280%	1/15/2033	2,500,000	2,358,350
Madison Park Funding Ltd., Series 2020-46A	Class E	(2) (3) (4) (5) (8)	LIBOR + 765	7.930%	10/15/2031	1,000,000	972,871
Octagon Investment Partners Ltd., Series 2019-4A	Class E	(2) (3) (4) (5) (8)	LIBOR + 680	7.060%	5/12/2031	1,000,000	886,119
OZLM Ltd., Series 2014-8A	Class DRR	(2) (3) (4) (5) (8)	LIBOR + 608	6.350%	10/17/2029	2,500,000	1,965,805
Sound Point CLO Ltd., Series 2013-1A	Class B1R	(2) (3) (4) (5) (8)	LIBOR + 270	2.950%	1/26/2031	2,000,000	1,761,696
Symphony CLO Ltd., Series 2015-16A	Class ER	(2) (3) (4) (5) (8)	LIBOR + 610	6.380%	10/15/2031	2,000,000	1,640,912
Collateralized Loan Obligations Total (Cost of $41,178,730)							$36,046,943

Investments—Common Stock (0.3%)	Footnotes	Industry	Units / Shares	Fair Value
Avenu Holdings LLC	(2) (9) (10)	Professional Services	21,552	$32,327
Internap Corporation	(2) (3) (4) (5) (9) (10)	IT Services	237,679	236,966
Mailgun Technologies, Inc.	(2) (9) (10)	Software	21,186	39,168
Tank Holding Corporation	(2) (9) (10)	Containers & Packaging	200,000	222,000
Common Stock Total (Cost of $539,836)				$530,461

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of September 30, 2020

Investments—Corporate Bonds (2.1%)	Footnotes	Industry	Interest Rate	Maturity Date	Par / Principal Amount	Fair Value
Secured (2.0%)
Air Canada Pass Through Trust	(8)	Airlines	0.090%	10/1/2025	1,520,000	1,590,680
Digicel International Finance Ltd.	(3) (4) (8)	Wireless Telecommunication Services	0.088%	5/25/2024	121,083	121,537
Unifrutti Financing plc	(2)(3)(4)(7)(8)	Food Products	0.085%	9/15/2026	1,616,040	1,828,410
Secured Total (Cost of $3,337,848)						3,540,627

Unsecured (0.1%)
Digicel International Finance Ltd.	(3) (4) (8)	Wireless Telecommunication Services	0.130%	12/31/2025	61,330	55,963
Digicel International Finance Ltd.	(3) (4) (8)	Wireless Telecommunication Services	0.080%	12/31/2026	48,337	37,220
Unsecured Total (Cost of $80,998)						93,183
Corporate Bonds Total (Cost of $3,418,846)						$3,633,810

Investments—Preferred Stock (0.3%)	Footnotes	Industry	Interest Rate	Maturity Date	Units / Shares	Fair Value
Drilling Info Holdings, Inc.	(2) (7)	Energy Equipment & Services	0.118%	2/11/2028	516,875	$501,369
Preferred Stock Total (Cost of $501,875)						$501,369

Investments—Warrant (0.2%)	Footnotes	Industry	Units / Shares	Fair Value
Moneygram International, Inc.	(3) (4) (9)	Consumer Finance	110,687	$311,584
Warrant Total (Cost of $283,359)				$311,584

Total Investments, at Fair Value (Cost of $235,847,296) (1)			129.1%	$223,642,729
Net Other Assets (Liabilities)			(29.1)%	$(50,432,127)
Net Assets			100.0%	$173,210,602
(1) All of the Fund's Senior Loans and Collateralized Loan Obligations, Common Stocks, Corporate Bonds issued as 144A, Private Asset Backed Debt, Real Estate Debt and Warrants, if applicable, which as of September 30, 2020 represented 129.1% of the company's net assets or 92.3% of the company's total assets, are subject to legal restrictions on sales.
(2) The value of this security was determined using significant unobservable inputs. See Note 3, Fair Value Measurements.
(3) All or a portion of the security position has been segregated for collateral to cover borrowings.
(4) All or a portion of this security is owned by OCPC Credit Facility SPV LLC (the “SPV”). See Note 1, Organization..
(5) Represents the interest rate for a variable or increasing rate security, determined as [Reference Rate + Basis-point spread]. Stated interest rate represents the "all-in" rate as of September 30, 2020. Reference Rates are defined as follows:

EURIBOR	Euro London Interbank Offered Rate
GBP LIBOR	British Pound Sterling London Interbank Offered Rate
LIBOR	London Interbank Offered Rate
PRIME	United States Prime Rate
(6) Security is an unfunded loan commitment. See Note 5, Commitments and Contingencies.
(7) Interest or dividend is paid-in-kind, when applicable.
(8) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities amount to $36,773,169 or 21.2% of the Fund's net assets at period end.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of September 30, 2020
(9) Non-income producing security.
(10) Security acquired in transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), and may be deemed to be “restricted securities” under the Securities Act, unless otherwise noted. As of September 30, 2020, the aggregate fair value of these securities is $530,461, or 0.3% of the Fund’s net assets.
(11) Loan was on non-accrual status as of September 30, 2020.

See accompanying Notes to Consolidated Statement of Investments.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited)
As of September 30, 2020

1. ORGANIZATION
Carlyle Tactical Private Credit Fund (together with its consolidated subsidiary, the “Fund”) is a Delaware statutory trust formed on December 13, 2017, and structured as an externally managed, non-diversified closed-end investment company. The Fund is managed by its Adviser, Carlyle Global Credit Investment Management L.L.C. (“CGCIM” or the “Adviser”), a wholly owned subsidiary of Carlyle Investment Management L.L.C. The Fund is registered under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “Investment Company Act”) and operates as an interval fund. In addition, the Fund has elected to be treated, and intends to continue to comply with the requirements to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (together with the rules and regulations promulgated thereunder, the “Code”). The Fund engages in a continuous offering of shares and will offer to make quarterly repurchases of shares at net asset value.
On June 4, 2018 (Commencement of Operations), the Fund completed its initial offering of shares of beneficial interest and subsequently commenced substantial investment operations. Effective November 4, 2019, the Fund changed its name from “OFI Carlyle Private Credit Fund” to “Carlyle Tactical Private Credit Fund”. Prior to October 24, 2019, the Fund’s Adviser was OC Private Capital, LLC, a joint venture between an affiliate of Invesco Ltd. and Carlyle Investment Management L.L.C.
OCPC Credit Facility SPV LLC (the “SPV”) is a Delaware limited liability company that was formed on March 11, 2018. The SPV is a wholly owned subsidiary of the Fund and is consolidated in this consolidated statement of investments commencing from the date of its formation, March 11, 2018.
The Fund’s investment objective is to produce current income. The Fund seeks to achieve its investment objective by opportunistically allocating its assets across a wide range of credit strategies. Under normal circumstances, the Fund will invest at least 80% of its assets in private credit instruments. The Fund will opportunistically allocate its investments in private credit instruments across any number of the following credit strategies: (a) liquid credit (including broadly syndicated loans); (b) direct lending (including first lien loans, second lien loans, unitranche loans and mezzanine debt); (c) opportunistic credit (including private credit solutions, special situations and market dislocations); and (d) structured credit (including collateralized loan obligations, or “CLOs”). To a lesser extent, the Fund also may invest in distressed credit and real assets credit. The Fund may invest in additional strategies in the future. While some of the loans in which the Fund will invest pursuant to the foregoing may be secured, the Fund may also invest in debt securities that are either unsecured and subordinated to substantial amounts of senior indebtedness, or a significant portion of which may be unsecured. The Fund normally will invest in a number of different countries. There is no minimum or maximum limit on the amount of the Fund’s assets that may be invested in non-U.S. securities. The Fund expects that the composition of its portfolio will change over time given the Adviser’s view on, among other things, the economic and credit environment (including with respect to interest rates) in which the Fund is operating.
The Fund may invest a substantial portion of its assets in loans to companies whose debt, if rated, is rated below investment grade, and, if not rated, would likely be rated below investment grade if it were rated (that is, below BBB- or Baa3, which is often referred to as “high yield” or “junk”). Exposure to below investment grade instruments involves certain risks, including speculation with respect to the borrower’s capacity to pay interest and repay principal.
To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute to its shareholders generally at least 90% of its investment company taxable income, as defined by the Code, for each year. Pursuant to this election, the Fund generally does not have to pay corporate level taxes on any income that it distributes to shareholders, provided that the Fund satisfies those requirements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (Continued)

Effective January 1, 2020, Foreside Fund Services, LLC (the “Distributor”) serves as the Fund’s principal underwriter and the distributor of the Fund’s shares in place of Invesco Distributors, Inc. The Fund offers Class A, Class I, Class L, Class M, Class N, and Class Y shares. The Fund began offering Class M shares effective May 15, 2020. During the reporting period, the Fund’s shares are offered for sale through its Distributor at the then-current net asset value ("NAV") plus any applicable sales load. Fund shares were offered monthly until August of 2020 at which time shares began being offered daily. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications directly attributable to that class. Class A, L, M and Y have separate distribution and/or service plans under which they pay fees. Class I and Class N do not pay such fees. The sales load payable by each investor depends upon the amount invested by the investor in the Fund, but may range from 0.00% to 3.50%.
2. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The consolidated statement of investments has been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). The Fund is an investment company for the purposes of accounting and financial reporting in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification (“ASC”) Topic 946, Financial Services—Investment Companies (“ASC 946”). The consolidated statement of investments includes the accounts of the Fund and its wholly owned subsidiary, the SPV. All significant intercompany balances and transactions have been eliminated. U.S. GAAP for an investment company requires investments to be recorded at fair value. The carrying value for all other assets and liabilities approximates their fair value.
3. FAIR VALUE MEASUREMENTS
The Fund applies fair value accounting in accordance with the terms of FASB ASC Topic 820, Fair Value Measurement (“ASC 820”). ASC 820 defines fair value as the amount that would be exchanged to sell an asset or transfer a liability in an orderly transfer between market participants at the measurement date. The Fund values securities/instruments traded in active markets on the measurement date by multiplying the closing price of such traded securities/instruments by the quantity of shares or amount of the instrument held. The Fund may also obtain quotes with respect to certain of its investments, such as its securities/instruments traded in active markets and its liquid securities/instruments that are not traded in active markets, from pricing services, brokers, or counterparties (i.e., “consensus pricing”). When doing so, the Adviser determines whether the quote obtained is sufficient according to U.S. GAAP to determine the fair value of the security. The Fund may use the quote obtained or alternative pricing sources may be utilized including valuation techniques typically utilized for illiquid securities/instruments.
Securities/instruments that are illiquid or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Adviser or the Fund’s Board of Trustees, does not represent fair value shall each be valued as of the measurement date using all techniques appropriate under the circumstances and for which sufficient data is available. These valuation techniques may vary by investment and include comparable public market valuations, comparable precedent transaction valuations and/or discounted cash flow analyses. The Board of Trustees engages third-party valuation firms to provide independent prices on securities/instruments that are illiquid or for which the pricing source does not provide a valuation. The Adviser’s Valuation Committee (the “Valuation Committee”) reviews the assessments of the third-party valuation firms and provides any recommendations with respect to changes to the fair value of each investment in the portfolio and approves the fair value of each investment in the portfolio in good faith based on the input of the third-party valuation firms. If the Adviser reasonably believes a valuation from an independent valuation firm or pricing vendor is inaccurate or unreliable, the Adviser’s Valuation Committee will consider an “override” of the particular valuation. The Valuation Committee will consider all available information at its disposal prior to making a valuation determination.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (Continued)

All factors that might materially impact the value of an investment are considered, including, but not limited to the assessment of the following factors, as relevant:
•the nature and realizable value of any collateral;
•call features, put features and other relevant terms of debt;
•the portfolio company’s leverage and ability to make payments;
•the portfolio company’s public or private credit rating;
•the portfolio company’s actual and expected earnings and discounted cash flow;
•prevailing interest rates and spreads for similar securities and expected volatility in future interest rates;
•the markets in which the portfolio company does business and recent economic and/or market events; and
•comparisons to comparable transactions and publicly traded securities.
Investment performance data utilized are the most recently available financial statements and compliance certificate received from the portfolio companies as of the measurement date which in many cases may reflect a lag in information.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Because of the inherent uncertainty of valuation, these estimated values may differ significantly from the values that would have been reported had a ready market for the investments existed, and it is reasonably possible that the difference could be material.
U.S. GAAP establishes a hierarchical disclosure framework which ranks the level of observability of market price inputs used in measuring investments at fair value. The observability of inputs is impacted by a number of factors, including the type of investment and the characteristics specific to the investment and state of the marketplace, including the existence and transparency of transactions between market participants. Investments with readily available quoted prices or for which fair value can be measured from quoted prices in active markets generally have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value.
Investments measured and reported at fair value are classified and disclosed based on the observability of inputs used in determination of fair values, as follows:
•Level 1—inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. Financial instruments in in this category generally include unrestricted securities, including equities and derivatives, listed in active markets. The Adviser does not adjust the quoted price for these investments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.
•Level 2—inputs to the valuation methodology are either directly or indirectly observable as of the reporting date and are those other than quoted prices in active markets. Financial instruments in this category generally include less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities, and certain over-the-counter derivatives where the fair value is based on observable inputs.
•Level 3—inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments in this category generally include investments in privately-held entities, collateralized loan obligations, and certain over-the-counter derivatives where the fair value is based on unobservable inputs.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (Continued)

that is significant to the overall fair value measurement. The Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.
Transfers between levels, if any, are recognized at the beginning of the period in which the transfers occur. For the nine month period ended September 30, 2020, there were transfers of $4,299,316 between levels.
The following table summarizes the Fund’s investments measured at fair value on a recurring basis by the above fair value hierarchy levels as of September 30, 2020:

	As of September 30, 2020
	Level 1	Level 2	Level 3	Total
Assets
Corporate Loans
First Lien Debt	$—	$51,594,328	$64,031,136	$115,625,464
Second Lien Debt	—	10,152,780	46,638,367	56,791,147
Unsecured	—	—	10,201,951	10,201,951
Collateralized Loan Obligations	—	—	36,046,943	36,046,943
Common Stock	—	—	530,461	530,461
Corporate Bonds
Second Lien Debt	—	1,590,680	—	1,590,680
Secured	—	121,537	1,828,410	1,949,947
Unsecured	—	93,183	—	93,183
Preferred Stock	—	—	501,369	501,369
Warrants	—	311,584	—	311,584
Total	$—	$63,864,092	$159,778,637	$223,642,729
The changes in the Fund’s investments at fair value for which the Fund has used Level 3 inputs to determine fair value and net change in unrealized appreciation (depreciation) included in earnings for Level 3 investments still held are as follows:

	For the nine month period ended September 30, 2020
	Corporate Loans			Collateralized Loan Obligations	Common Stock	Secured Corporate Bonds	Preferred Stock	Total
	First Lien Debt	Second Lien Debt	Unsecured
Balance, beginning of period	$58,271,713	$43,774,658	$12,622,081	$18,111,816	$389,028	$1,691,524	$—	$134,860,820
Purchases	26,981,879	11,955,732	274,021	23,859,241	297,099	18,268	501,875	63,888,115
Sales	(16,748,580)	(5,987,585)	(2,081,886)	(1,875,000)	(64,683)	—	—	(26,757,734)
Paydowns	—	—	—	—	—	—	—	—
Accretion of discount	181,884	115,774	32,753	71,583	—	7,286	—	409,280
Net realized gains (losses)	128,049	172,141	28,519	(1,370)	—	—	—	327,339
Net change in unrealized appreciation (depreciation)	(1,934,899)	(1,941,947)	(673,537)	(4,119,327)	(90,983)	111,332	(506)	(8,649,867)
Transfers into Level 3	—	—	—	—	—	—	—	—
Transfers out of Level 3	(2,848,910)	(1,450,406)	—	—	—	—	—	(4,299,316)
Balance, end of period	$64,031,136	$46,638,367	$10,201,951	$36,046,943	$530,461	$1,828,410	$501,369	$159,778,637
Net change in unrealized appreciation (depreciation) included in earnings related to investments still held at the reporting date	$(1,841,787)	$(1,941,947)	$(673,537)	$(4,142,685)	$(60,136)	$111,332	$(506)	$(8,549,266)

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (Continued)

The Fund generally uses the following framework when determining the fair value of investments that are categorized as Level 3:
Investments in debt securities are initially evaluated to determine whether the enterprise value of the portfolio company is greater than the applicable debt. The enterprise value of the portfolio company is estimated using a market approach and an income approach. The market approach utilizes market value (EBITDA) multiples of publicly traded comparable companies and available precedent sales transactions of comparable companies. The Fund carefully considers numerous factors when selecting the appropriate companies whose multiples are used to value its portfolio companies. These factors include, but are not limited to, the type of organization, similarity to the business being valued, relevant risk factors, as well as size, profitability and growth expectations. The income approach typically uses a discounted cash flow analysis of the portfolio company.
Investments in debt securities that do not have sufficient coverage through the enterprise value analysis are valued based on an expected probability of default and discount recovery analysis.
Investments in debt securities with sufficient coverage through the enterprise value analysis are generally valued using a discounted cash flow analysis of the underlying security. Projected cash flows in the discounted cash flow typically represent the relevant security’s contractual interest, fees and principal payments plus the assumption of full principal recovery at the security’s expected maturity date. The discount rate to be used is determined using an average of two market-based methodologies. Investments in debt securities may also be valued using consensus pricing.
Investments in equities are generally valued using a market approach and/or an income approach. The market approach utilizes EBITDA multiples of publicly traded comparable companies and available precedent sales transactions of comparable companies. The income approach typically uses a discounted cash flow analysis of the portfolio company.
The following table summarizes the quantitative information related to the significant unobservable inputs for Level 3 instruments which are carried at fair value as of September 30, 2020:

	Fair Value as of September 30, 2020	Valuation Techniques	Significant Unobservable Inputs	Range		Weighted Average
				Low	High
Corporate Loans
First Lien Debt	$49,848,419	Income Approach	Discount Rate	7.1%	43.9%	11.2%
	14,182,717	Consensus Pricing	Indicative Quotes	50.0	99.3	95.7
Second Lien Debt	46,638,367	Income Approach	Discount Rate	8.5%	20.4%	12.9%
Unsecured	10,201,951	Income Approach	Discount Rate	15.8%	20.6%	16.9%
Secured Corporate Bonds	1,828,410	Income Approach	Discount Rate	9.4%	9.4%	9.4%
Collateralized Loan Obligations	36,046,943	Consensus Pricing	Indicative Quotes	59.1	99.2	85.5
Common Stock	530,461	Market Approach	Comparable Multiple	8.68x	16.50x	9.93x
Preferred Stock	501,369	Income Approach	Discount Rate	14.7%	14.7%	14.7%
Total Level 3 Investments	$159,778,637
The significant unobservable inputs used in the fair value measurement of the Fund’s investments in first and second lien, and unsecured debt securities are discount rates, indicative quotes and comparable EBITDA multiples. Significant increases in discount rates would result in a significantly lower fair value measurement. Significant decreases in indicative quotes or comparable EBITDA multiples in isolation may result in a significantly lower fair value measurement.
The significant unobservable inputs used in the fair value measurement of the Fund’s investments in equities are discount rates and comparable EBITDA multiples. Significant increases in discount rates in isolation would result in a significantly lower fair value measurement. Significant decreases in comparable EBITDA multiples in isolation would result in a significantly lower fair value measurement.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (Continued)

4. RISK FACTORS
Investment Risks
Portfolio Fair Value Risk
Under the 1940 Act, the Fund is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value. There is not a public market for the securities of the privately held companies in which the Fund may invest. Many of the Fund’s investments are not exchange-traded, but are, instead, traded on a privately negotiated over-the-counter ("OTC) secondary market for institutional investors. The Board is responsible for the valuation of the Fund’s portfolio investments, and has delegated day-to-day responsibility for implementing the portfolio valuation process set forth in the Fund’s valuation policy to the Adviser. Valuations of Fund investments are disclosed quarterly in reports publicly filed with the SEC.

A high proportion of the Fund’s investments relative to its total investments are expected to be valued at fair value. Certain factors that may be considered in determining the fair value of the Fund’s investments include dealer quotes for securities traded on the OTC secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to selected publicly-traded companies, discounted cash flow and other relevant factors. The factors and methodologies used for the valuation of such securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can realize the fair value assigned to a security if it were to sell the security. Such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, and they often reflect only periodic information received by the Adviser about such companies' financial condition and/or business operations, which may be on a lagged basis and can be based on estimates. Determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these securities existed. Investments in private companies are typically governed by privately negotiated credit agreements and covenants, and reporting requirements contained in the agreements may result in a delay in reporting their financial position to lenders, which in turn may result in the Fund’s investments being valued on the basis of this reported information. Due to these various factors, the Fund’s fair value determinations can cause the Fund’s NAV on a valuation day to materially understate or overstate the value of its investments. As a result, investors who purchase shares may receive more or less shares and investors who tender their shares may receive more or less cash proceeds than they otherwise would receive.
Loans
The Fund invests in loans, either through primary issuances or in secondary transactions, including potentially on a synthetic basis. The value of the Fund’s loans may be detrimentally affected to the extent a borrower defaults on its obligations. There can be no assurance that the value assigned by the Adviser can be realized upon liquidation, nor can there be any assurance that any related collateral will retain its value. Furthermore, circumstances could arise (such as in the bankruptcy of a borrower) that could cause the Fund’s security interest in the loan’s collateral to be invalidated. Also, much of the collateral will be subject to restrictions on transfer intended to satisfy securities regulations, which will limit the number of potential purchases if the Fund intends to liquidate such collateral. The amount realizable with respect to a loan may be detrimentally affected if a guarantor, if any, fails to meet its obligations under a guarantee. Finally, there may be a monetary, as well as a time cost involved in collecting on defaulted loans and, if applicable, taking possession of various types of collateral.
Collateralized Loan Obligations (CLOs)
The Fund invests in CLOs, which are commonly issued in multiple tranches often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. CLOs present risks similar to those of other types of debt obligations and such risks may be of greater significance in the case of CLOs depending upon the Fund’s ranking in the capital structure. In certain cases, losses may equal the total amount of the Fund’s principal investment. CLO securities carry additional risks, including: (1) the possibility that distributions from collateral

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (Continued)

assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) investments in CLO equity and junior debt tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (4) the complex structure of a particular security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results, especially during times of market stress or volatility.
Securities on a When-Issued or Forward Commitment Basis
The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment" basis to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions. The settlements of secondary market purchases of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants are subject to delayed compensation. Furthermore, the purchase of a senior loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and therefore, the risk of non-delivery of the security to the Fund is reduced or eliminated when compared with such risk when investing in when-issued or forward commitment securities.

Equity Security Risk

Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Risks of Foreign Investing
The Fund may make investments in non-U.S. entities, including issuers in emerging markets. The Fund expects that its investment in non-U.S. issuers will be made primarily in U.S. dollar denominated securities, but it reserves the right to purchase securities that are foreign currency denominated. Some non-U.S. securities may be less liquid and more volatile than securities of comparable U.S. issuers.
Industry Concentration Risk
The Fund’s investments may be concentrated in a particular industry or industries, which could exacerbate any negative performance to the extent that investments in those industries perform poorly. Investments in the Real Estate Management & Development industry are subject to the risks inherent in the ownership and operation of real estate and real estate-related businesses and assets, including, but not limited to, risks associated with the burdens of ownership of real property, general and local economic conditions, changes in the supply of and demand for competing properties in an area, fluctuations in average occupancy and room rates for hotel and student housing properties, failure to obtain necessary approvals and/or permits, changes in government regulations, changes in real property tax rates and operating expenses, unexpected cost overruns in connection with development projects, and other factors that are beyond the Fund’s control.

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NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (Continued)

Market Risks
The success of the Fund’s activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), trade barriers, currency exchange controls, disease outbreaks, pandemics, and national and international political, environmental and socioeconomic circumstances (including wars, terrorist acts or security operations).

Current and historic market turmoil has illustrated that market environments may, at any time, be characterized by uncertainty, volatility and instability. For example, the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates.

COVID-19 Pandemic Risk

In late 2019 and early 2020, a novel coronavirus (SARS-CoV-2) and related respiratory disease (COVID-19) emerged in China and spread rapidly across the world, including to the U.S. This outbreak has led and for an unknown period of time will continue to lead to disruptions in local, regional, national and global markets and economies affected thereby. With respect to the U.S. credit markets (in particular for middle-market loans), this outbreak has resulted in, and until fully resolved is likely to continue to result in, the following among other things: (i) government imposition of various forms of “stay at home” orders and the closing of “non-essential” businesses, resulting in significant disruption to the businesses of many middle-market loan borrowers including supply chains, demand and practical aspects of their operations, as well as in lay-offs of employees, and, while these effects are hoped to be temporary, some effects could be persistent or even permanent; (ii) increased draws by borrowers on revolving lines of credit; (iii) increased requests by borrowers for amendments and waivers of their credit agreements to avoid default, increased defaults by such borrowers and/or increased difficulty in obtaining refinancing at the maturity dates of their loans; (iv) volatility and disruption of these markets including greater volatility in pricing and spreads and difficulty in valuing loans during periods of increased volatility, and liquidity issues; and (v) rapidly evolving proposals and/or actions by state and federal governments to address problems being experienced by the markets and by businesses and the economy in general which will not necessarily adequately address the problems facing the loan market and middle-market businesses. This outbreak is having, and any future outbreaks could have, an adverse impact on the Fund’s investments and the Fund and on the markets and the economy in general, and that impact could be material.
Interest Rate Risk
Interest rates on the investments held within the Fund’s portfolio of investments are typically based on floating LIBOR, with many of these investments also having a LIBOR floor. Additionally, the SPV Credit Facility is also subject to floating interest rates and is currently paid based on floating LIBOR rates.
General interest rate fluctuations and changes in credit spreads on floating rate loans may have a substantial negative impact on the Fund’s investments and investment opportunities and, accordingly, may have a material adverse effect on the Fund’s rate of return on invested capital, the Fund’s net investment income and the Fund’s NAV.
The Adviser regularly measures exposure to interest rate risk. Interest rate risk is assessed on an ongoing basis by comparing the Fund’s interest rate sensitive assets to its interest rate sensitive liabilities. Based on that review, the Adviser determines whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates.
Risks Associated with Changes in LIBOR

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (Continued)

The market transition away from LIBOR and other current reference rates to alternative reference rates is complex and could have a range of adverse impacts on the Fund’s investment program, financial condition and results of operations. Among other negative consequences, this transition could:

•Adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any LIBOR-linked securities, loans and derivatives in which the Fund may invest;
•Require extensive negotiations of and/or amendments to agreements and other documentation governing LIBOR-linked investments products;
•Lead to disputes, litigation or other actions with counterparties or portfolio companies regarding the interpretation and enforceability of “fall back” provisions that provide for an alternative reference rate in the event of LIBOR’s unavailability; and
•Cause the Fund to incur additional costs in relation to any of the above factors.

The risks associated with the above factors are heightened with respect to investments in LIBOR-based products that do not include a fall back provision that addresses how interest rates will be determined if LIBOR stops being published. Other important factors include the pace of the transition, the specific terms of alternative reference rates accepted in the market, the depth of the market for investments based on alternative reference rates, and the Adviser’s ability to develop appropriate investment and compliance systems capable of addressing alternative reference rates.
Credit Risk
Credit risk relates to the ability of the borrower under an instrument to make interest and principal payments as they become due. The Fund’s investments in loans and other debt instruments are subject to risk of missing an interest and/or principal payment.
Credit Spread Risk
Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects below-investment-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of below-investment-grade and unrated securities. The U.S. capital markets have experienced extreme volatility and disruption following the spread of COVID-19, which has increased the spread between yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. These and future market disruptions and/or illiquidity would be expected to have an adverse effect on the Fund’s business, financial condition, results of operations and cash flows.
Prepayment Risk
Prepayment risk relates to the early repayment of principal on a loan or debt security. Loans are generally callable at any time, and certain loans may be callable at any time at no premium to par. Having the loan or other debt instrument called early may have the effect of reducing the Fund’s actual investment income below its expected investment income if the capital returned cannot be invested in transactions with equal or greater yields.

Volatility Risk

Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
Equity Risk
Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (Continued)

Foreign Exchange Rate Risk
Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
5. COMMITMENTS AND CONTINGENCIES
As of September 30, 2020, the Fund had unfunded commitments to fund delayed draw and revolving senior secured loans of $472,937 and $1,939,642, respectively. Unfunded loans at par are included in the investments purchased on the Consolidated Statement of Assets and Liabilities.

Investments—Corporate Loans		Unused Rate	Par / Principal Amount

American Physician Partners LLC	Revolver	0.500%	$41,251
Apptio, Inc.	Revolver	0.500%	177,515
Chemical Computing Group	Revolver	0.500%	135,379
Diligent Corporation	Delayed Draw Term Loan, Tranche B1	1.000%	351,500
Diligent Corporation	Revolver	0.500%	112,729
iCIMS, Inc.	Revolver	0.500%	187,735
Mailgun Technologies, Inc.	Revolver	0.500%	134,191
Northland Cable Television, Inc.	Revolver	0.500%	255,350
Tank Holding Corporation	Revolver	0.500%	10,185
The Leaders Romans Bidco Ltd.	Delayed Draw Term Loan, Tranche C	1.687%	121,437
Trump Card LLC	Revolver	0.500%	95,307
YLG Holdings, Inc.	Revolver	1.000%	790,000
Unfunded Commitments Total			$2,412,579
(1) Par / Principal Amount is converted to USD using the EUR/USD of 1.24 on funding date
The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered to be remote.
6. SUBSEQUENT EVENTS
Subsequent events have been evaluated through the date the consolidated statement of investments was issued. There have been no subsequent events that require recognition or disclosure through the date the consolidated statement of investments was issued.